UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 27, 2022

AMERIPRISE FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Ameriprise Financial Center Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock (par value $.01 per share)	AMP	The New York Stock Exchange, Inc.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2022 annual meeting of the stockholders of the Company was held on April 27, 2022. At the meeting, the holders of 95,944,338 shares of common stock, which represents approximately 86.8% percent of the 110,577,197 outstanding shares entitled to vote as of the February 28, 2022 record date, were represented in person or by proxy. Detailed voting results are set forth below.

Item 1 – Election of the Eight Director Nominees Named Below. The stockholders elected each director nominee for a term of one year to expire at the 2023 annual meeting of stockholders or until their successors are elected and qualified. The voting results were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
James M. Cracchiolo	80,385,977	9,542,329	147,371	5,868,661
Dianne Neal Blixt	82,932,603	7,037,711	105,363	5,868,661
Amy DiGeso	80,211,454	9,636,488	227,735	5,868,661
Lon R. Greenberg	87,314,422	2,593,360	167,895	5,868,661
Robert F. Sharpe, Jr.	79,207,011	10,638,690	229,976	5,868,661
Brian T. Shea	89,477,968	432,122	165,587	5,868,661
W. Edward Walter III	86,456,567	3,370,839	248,271	5,868,661
Christopher J. Williams	89,133,558	783,486	158,633	5,868,661

Item 2 – Nonbinding Advisory Vote to Approve the Compensation of Named Executive Officers. The stockholders approved, on an advisory basis, the compensation of its named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,280,754	17,363,600	431,323	5,868,661

Item 3 – Ratification of Audit Committee’s Selection of the Company’s Independent Registered Public Accounting Firm for 2022. The stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022.

Votes For	Votes Against	Abstentions
94,360,663	1,497,962	85,713

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(Registrant)

Date: April 29, 2022	By	/s/ Wendy B. Mahling
Wendy B. Mahling
Senior Vice President — Corporate Secretary & Securities and Corporate Law